Vaughan Nelson International Fund

Investor Class (Ticker Symbol: ADVJX)

Institutional Class (Ticker Symbol: ADVLX)

A series of Investment Managers Series Trust

Supplement dated July 1, 2025, to the currently effective

Summary Prospectus.

Effective immediately, Marco Priani no longer serves as a portfolio manager to the Vaughan Nelson International Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Priani as a portfolio manager of the Fund are hereby deleted in their entirety. Adam C. Rich and Kevin A. Ross will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.